                            SCHEDULE 14A INFORMATION


            Proxy Statement pursuant to Section 14(a) to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of Commission only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12


                           CAMCO FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement, if
                           Other than the Registrant)


Payment of Filing Fee (Check appropriate box):

[ ]      $125 per Exchange Act rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
         Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11
         (1)    Title of each number of securities to which transaction applies:
         (2)    Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11.
[ ]      Fee paid previously with preliminary materials
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:
         (2)    Form, Schedule or Registration Statement No.:
         (3)    Filing Party:
         (4)    Date Filed:

                           CAMCO FINANCIAL CORPORATION
                               814 WHEELING AVENUE
                              CAMBRIDGE, OHIO 43725
                                 (740) 432-5641

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the 1999 Annual Meeting of Stockholders of Camco Financial Corporation ("Camco") will be held at The Pritchard Laughlin Civic Center, 7033 Glenn Highway, Cambridge, Ohio 43725, on May 25, 1999, at 3:00 p.m., Eastern Daylight Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

                  1. To elect three directors of Camco for terms expiring in 2002;

                  2. To ratify the selection of Grant Thornton LLP, as the auditors of Camco for the current fiscal year; and

                  3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only stockholders of Camco of record at the close of business on April 9, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                             By Order of the Board of Directors




                                             /s/ ANTHONY J. POPP
                                             --------------------------
April 22, 1999                               Anthony J. Popp, Secretary

                           CAMCO FINANCIAL CORPORATION
                               814 WHEELING AVENUE
                              CAMBRIDGE, OHIO 43725
                                 (740) 432-5641

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of Camco Financial Corporation ("Camco") for use at the 1999 Annual Meeting of Stockholders of Camco to be held at The Pritchard Laughlin Civic Center, 7033 Glenn Highway, Cambridge, Ohio 43725, on May 25, 1999, at 3:00 p.m., Eastern Daylight Time, and at any adjournments thereof (the "Annual Meeting").

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the reelection of Larry A. Caldwell, Samuel W. Speck and Jeffrey T. Tucker as directors of Camco for terms expiring in 2002; and

                  FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton"), as the auditors of Camco for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of Camco in person or by telephone, telegraph or mail only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. Proxies may be revoked by (a) the delivery of a written notice expressly revoking the Proxy to the Secretary of Camco at the above address prior to the Annual Meeting, (b) the delivery of a later dated Proxy to Camco at the above address prior to the Annual Meeting, or (c) the attendance at the Annual Meeting and the casting of votes personally. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a Proxy. The cost of soliciting Proxies will be borne by Camco.

         Only stockholders of record as of the close of business on April 9, 1999 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such stockholder will be entitled to cast one vote for each share owned. Camco's records disclose that, as of the Voting Record Date, there were 5,468,795.5 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to stockholders of Camco on or about April 22, 1999.


                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Delaware law and Camco's Bylaws, the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting, but which are not voted with respect to the election of directors ("non-votes"), are not counted toward the election of directors.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of Camco for the current fiscal year. The effect of an abstention or a non-vote with respect to the ratification of the selection of auditors is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the stockholder but no vote is specified thereon, however, the shares held by the stockholder will be voted FOR the ratification of the selection of Grant Thornton as auditors and will not be considered "non-votes."


          VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         As of April 1, 1999, no persons were known by Camco to own beneficially more than 5% of the outstanding shares of common stock of Camco.

         The following table sets forth certain information with respect to the number of shares of common stock of Camco beneficially owned by each director and nominee of Camco and by all directors and executive officers of Camco as a group as of April 1, 1999:

                                             Amount and nature of beneficial ownership
                                        ---------------------------------------------------
                                        Sole voting and/or            Shared voting and/or             Percentage of
Name and address (1)                      investment power              investment power             shares outstanding
----------------                          ----------------              ----------------             ------------------

Larry A. Caldwell                             88,663.1(2)                     109,829.8                     3.62%
Robert C. Dix, Jr.                             5,881.7(3)                       3,472.0                     0.17%
Kenneth R. Elshoff                             8,208.0                                -                     0.15%
James R. Hanawalt                              4,359.0(4)                       5,840.1                     0.19%
Paul D. Leake                                126,401.0(5)                      15,933.0                     2.57%
Anthony J. Popp                               88,627.0(6)                             -                     1.62%
Eric G. Spann                                    337.0                                -                     0.01%
Samuel W. Speck                                3,963.0(7)                      15,706.0                     0.36%
Jeffrey T. Tucker                             14,519.0(8)                             -                     0.27%
All directors and executive
 officers as a group                         350,599.8(9)                     154,290.9                     9.04%
 (11 persons)

-----------------------------

(1) Each of the persons listed in this table may be contacted at the address of Camco, 814 Wheeling Avenue, Cambridge, Ohio 43725.

(2) This number includes 20,417 shares that may be acquired upon the exercise of options awarded pursuant to the Camco Financial Corporation 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan").

(3) This number includes 1,188 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(4) This number includes 4,359 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(Footnotes continue on next page)

(5) This number includes 64,601 shares that may be acquired pursuant to the First Ashland Financial Corporation 1995 Stock Option and Incentive Plan (the "Ashland Stock Option Plan") which was assumed by Camco.

(6) This number includes 16,035 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(7) This number includes 3,963 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(8) This number includes 2,375 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan.

(9) This number includes 117,438 shares that may be acquired upon the exercise of options awarded pursuant to the 1995 Stock Option Plan and the Ashland Stock Option Plan.


                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

         Pursuant to the Bylaws, the number of Directors of Camco has been fixed at nine. The Board of Directors is divided into three classes. Each class serves for a three-year period.

         In accordance with Section 3.13 of the Bylaws, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of Camco by the later of the March 31st immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors. Each such written nomination must state the name, age, business and residence address of the nominee, the principal occupation or employment of the nominee, the number of each class of shares of Camco owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the reelection of the following persons to terms which will expire in 2002:


                                                                                Director
Name                              Age (1)       Position(s) held                 since
----                              ---           ----------------                --------

Larry A. Caldwell                  62            President, Chief Executive       1970
                                                 Officer and Chairman of the
                                                 Board of Directors
Samuel W. Speck                    62                 --                          1991
Jeffrey T. Tucker                  41                 --                          1987

-----------------------------

(1)      At April 1, 1999.

         LARRY A. CALDWELL is the President of Camco, a position he has held since Camco was organized in 1970, and was appointed Chief Executive Officer and Chairman of the Board of Directors in January 1996. Mr. Caldwell is also a director of Camco and each of Camco's subsidiaries, which are First Federal Bank for Savings ("First Savings"), Marietta Savings Bank ("Marietta Savings"), First Federal Savings Bank of Washington Court House ("First Federal"), Cambridge Savings Bank ("Cambridge Savings") and East Ohio Land Title Agency ("East Ohio").

         SAMUEL W. SPECK is the Director of the Ohio Department of Natural Resources. Prior to joining the cabinet of the Governor of Ohio, Dr. Speck served as President of Muskingum College, New Concord, Ohio from 1986 to 1999. Dr. Speck is also a director of Cambridge Savings.

         JEFFREY T. TUCKER is a certified public accountant and a partner in the accounting firm of Tucker & Tucker, Cambridge, Ohio.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                                Director      Term
Name                              Age (1)       Position(s) held                 Since       Expires
----                              ---           ----------------              -- -------     -------

Robert C. Dix, Jr.                 59                 --                          1994        2000
Kenneth R. Elshoff                 67                 --                          1997        2000
Paul D. Leake                      58                 --                          1996        2000
James R. Hanawalt                  69                 --                          1991        2001
Anthony J. Popp                    61           Senior Vice President and         1985        2001
                                                Secretary
Eric G. Spann                      36                 --                          1996        2001

---------------------------

(1)        At April 1, 1999.


         ROBERT C. DIX, JR. is Publisher of THE DAILY JEFFERSONIAN, Cambridge, Ohio, and is one of the five principals of the group known as Dix Communication. Mr. Dix is Executive Vice President of Wooster Republican Printing Company, which owns a group of newspapers and radio stations. Mr. Dix is also President of MDM Broadcasting, a television station holding company, which is a wholly-owned subsidiary of Wooster Republican Printing Company.

         KENNETH R. ELSHOFF retired in 1997 after 18 years of service as the President of the Ohio League of Financial Institutions. Mr. Elshoff was appointed to fill the unexpired term of John H. Heiby, who retired as a director in March 1997.

         PAUL D. LEAKE has served as the President and Chief Executive Officer of First Savings since 1976, and as a director of First Savings since 1977.

         JAMES R. HANAWALT retired in 1990 after 37 years of service to Armco Building Systems ("Armco"). At the time of his retirement, Mr. Hanawalt was Armco's Director of Manufacturing. Mr. Hanawalt serves as a director and the Chairman of the Board of Directors of First Savings.

         ANTHONY J. POPP is Senior Vice President and Secretary of Camco and Chief Executive Officer of Marietta Savings, a position he has held since 1972. Mr. Popp also serves as a member of the boards of directors of First Federal, First Savings, East Ohio and Marietta Savings.

         ERIC G. SPANN has been the Director of Manufacturing at the Colgate Palmolive plant located in Cambridge, Ohio since February 1995. From 1991 to 1995, Mr. Spann was the Operations Manager at a Colgate-Palmolive plant in Australia.

MEETINGS OF DIRECTORS

         The Board of Directors of Camco met six times for regularly scheduled and special meetings during the year ended December 31, 1998.

COMMITTEES OF DIRECTORS

         The Board of Directors of Camco has a Compensation Committee, whose members are Messrs. Hanawalt, Speck and Tucker. The Compensation Committee reviews and recommends to the Board of Directors compensation and directors fees for Camco and its banking subsidiaries, Cambridge Savings, First Federal, First Savings and Marietta Savings. The Compensation Committee met five times during 1998.

         The Board of Directors of Camco has an Audit Committee, whose members are Messrs. Dix, Elshoff and Spann. The function of the Audit Committee is to recommend audit firms to the full Board of Directors and to review and approve the annual audit report. The Audit Committee met once during 1998.

         The Board of Directors of Camco does not have a standing nominating committee. Nominees for election to the Board of Directors are selected by the entire Board.


                               EXECUTIVE OFFICERS

         In addition to Mr. Caldwell, who is the Chairman of the Board, the Chief Executive Officer and the President of Camco, and Mr. Popp, who is the Secretary and the Senior Vice President of Camco, the following persons are currently executive officers of Camco and hold the designated positions:

                                                                                Executive officer
Name                              Age (1)              Position(s) held               since
----                              ---                  ----------------          ---------------

Richard C. Baylor                  44            Executive Vice President and     October 1998
                                                 Chief Operating Officer

Gary E. Crane                      38            Treasurer and Chief Financial    January 1998
                                                 Officer

---------------------------

(1)        At April 1, 1999.


         RICHARD C. BAYLOR was named Executive Vice President and Chief Operating Officer of Camco on October 21, 1998. From August 1989 to June 1998, Mr. Baylor was employed as a Vice President of Lending by State Savings Bank, an Ohio savings bank.

         GARY E. CRANE was named Treasurer and Chief Financial Officer of Camco on January 19, 1998. Prior to joining Camco's management team, Mr. Crane served as Vice President and Chief Financial Officer of First Federal.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid to the chief executive officer of Camco and each executive officer of Camco who received cash and cash equivalent compensation in excess of $100,000 from Camco and its subsidiaries for services rendered to Camco and its subsidiaries for the years ended December 31, 1998, 1997 and 1996:

                           Summary Compensation Table
                           --------------------------

                                            --------------------------- -------------------------
                                               Annual compensation       Long term compensation
--------------------------------- --------- ------------- ------------- ------------------------- -----------------------
                                                                                 Awards
                                                                        -------------------------
Name and principal position         Year     Salary ($)    Bonus ($)     Securities underlying          All other
                                                                          options/SARs(#) (1)        compensation (2)

--------------------------------- --------- ------------- ------------- ------------------------- -----------------------

Larry A. Caldwell, President,     1998        $159,277       $54,740            4,000                 $  60,374
   Chief Executive Officer and    1997         152,340        44,775               --                    45,804
   Chairman of the Board          1996         146,200        36,925               --                   337,042



Anthony J. Popp,                  1998       $108,700        $32,989            2,500                 $  44,662
   Secretary and Senior Vice      1997         105,598        26,401               --                    36,936
   President                      1996         101,365        20,141               --                   278,798


-------------------------

(1) Represents the number of shares of common stock of Camco underlying options granted pursuant to the 1995 Stock Option Plan.

(2) Consists of directors' fees paid by Camco or one of its subsidiaries, employer contributions to the Camco 401(k) Plan and payment for single-premium, split-dollar life insurance policies.


STOCK OPTIONS

         The following table sets forth information regarding all grants of options to purchase shares of Camco common stock made to Mr. Caldwell and Mr. Popp during the year ended December 31, 1998:

                                                         Option/SAR Grants In Last Fiscal Year
                                                                  Individual Grants
                            ------------------------------------------------------------------------------------------------
                                  Number of                   % Of Total
                                 Securities             Options/SARs Granted to         Exercise or
                             Underlying Options/              Employees in                 Base
Name                        SARs Granted (#)(1)             1998 Fiscal Year          Price ($/Share)       Expiration Date
----                        -------------------             ----------------          ---------------       ---------------

Larry A. Caldwell                   4,000                        9.0%                      $15.38               11/23/08
Anthony J. Popp                     2,500                        5.6%                      $15.38               11/23/08

--------------------------

(1)      The options were granted on November 24, 1998.


         The following table sets forth information regarding the number and value of unexercised options held by Mr. Caldwell and Mr. Popp at December 31, 1998:

                               Aggregated Option/SAR Exercises in Last Fiscal Year and 12/31/98 Option/SAR Values
                             -------------------------------------------------------------------------------------------
                                                                   Number of Securities            Value of Unexercised
                                                                  Underlying Unexercised              "In The Money"
                              Shares                                  Options/SARs at                 Options/SARs at
                            Acquired on          Value                  12/31/98(#)                    12/31/98(#)
Name                        Exercise(#)        Realized($)       Exercisable/Unexercisable       Exercisable/Unexercisable
----                        -----------        -----------       -------------------------       -------------------------

Larry A. Caldwell               -0-               N/A                  20,417/4,000                  $89,988(1)/N/A(2)
Anthony J. Popp                 -0-               N/A                  16,035/2,500                  $70,674(1)/N/A(2)

--------------------------

(1) The value of the exercisable options was determined by multiplying the number of options by the difference between the $10.28 option exercise price and the fair market value of a share of Camco common stock, which was $14.6875 on December 31, 1998, based on the closing bid price reported by The Nasdaq Stock Market.

(2) On December 31, 1998, the fair market value of a share of Camco common stock did not exceed the $15.38 exercise price of the unexercisable stock options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Camco is a multiple thrift holding company and its primary holdings include 100% of the stock of four thrifts and a title insurance agency. The Chief Executive Officer, Larry A. Caldwell, the Executive Vice President and Chief Operating Officer, Richard C. Baylor, and the Treasurer and Chief Financial Officer, Gary E. Crane, received their compensation entirely from Camco. The other Camco executive officer in 1998, Anthony J. Popp, Senior Vice President and Secretary, received the majority of his compensation from Marietta Savings. Mr. Popp served as an executive officer of Camco on a part-time basis.

         Camco's Compensation Committee (the "Committee") recommends to Camco's Board of Directors the executive compensation for Camco executives for responsibilities at the holding company level. Recognizing holding company guidelines and oversight, the board of directors of each insured subsidiary sets the executive compensation for that subsidiary.

                      Process for Determining Compensation

         The compensation levels of the executive officers, including the President/Chief Executive Officer, are reviewed each year by the Committee. The Committee utilizes independent compensation surveys of officers in the thrift industry, taking into account comparable asset bases and geographic locations. The Committee also assesses each executive officer's contribution to Camco, the skills and experience of each executive officer and the ongoing potential of each executive officer. Total corporate return performance is also a consideration in determining executive officer compensation.

         Based on the foregoing factors, recommendations are made by the Committee to the Board of Directors of Camco. The Committee's recommendations are reviewed by the Board of Directors except that Board members who are also executive officers do not participate in deliberations regarding their own compensation.

             Compensation Policy Toward Executive Officers Generally

         The executive compensation policies of the Committee are designed to provide competitive levels of compensation that will attract and retain qualified executives and will reward individual performance, initiative and achievement, while enhancing overall corporate performance and shareholder value.

         The cash compensation program for executive officers consists of two elements; a base salary and a discretionary cash bonus.

         The objectives of the discretionary cash bonuses are to motivate and reward the executive officers based on each individual's contribution to the total performance of Camco and to reinforce a strong performance orientation.

                       Determination of CEO's Compensation

         The Committee determined the compensation of Mr. Caldwell in 1998 pursuant to the policies described above for executive officers. The corporate profitability measurements considered were return on equity, net income, earnings per share and return on assets. Additional corporate goals considered were merger and acquisition activities, continued updating and implementation of Camco's strategic plan and subsidiary oversight and progress.

         Submitted by the Compensation Committee of Camco's Board of Directors

         James R. Hanawalt, Chairman
         Samuel W. Speck
         Jeffrey T. Tucker

COMPENSATION COMMITTEE INTERLOCKS

         During 1998, no member of the Compensation Committee was a current or former executive officer or employee of Camco or one of its subsidiaries or had a reportable business relationship with Camco or one of its subsidiaries.

PERFORMANCE GRAPH

         The following graph compares the cumulative total return on Camco's common stock with the cumulative total return of an index of companies whose shares are traded on Nasdaq and a savings and loan peer group index for the same period:


               [PERFORMANCE GRAPH REPRESENTED BY FOLLOWING GRAPH]



                                                                PERIOD ENDING
                                                                -------------
     INDEX                          12/31/93       12/31/94        12/31/95        12/31/96       12/31/97     12/31/98
     -----                          --------       --------        --------        --------       --------     --------
  Camco Financial Corporation    100.00             130.18          172.96          164.16         284.49          256.60
       NASDAQ - Total US         100.00              97.75          138.26          170.01         208.58          293.21
  Camco Financial Peer Group     100.00             117.72          157.54          188.27         274.94          277.79

         Camco Financial's Peer Group consists of 7 publicly traded thrifts in Ohio with $350 to $800 million in assets, as of September 30, 1998.

SPLIT-DOLLAR PLAN

         In 1996, Camco established a split-dollar life insurance plan (the "Split-Dollar Plan") to provide life insurance coverage to certain employees whose benefit levels were potentially reduced when Camco terminated its non-contributory defined benefit pension plan. Pursuant to the terms of the Split-Dollar Plan and separate agreements entered into by each participating employee, flexible payment universal life insurance policies, which are carried on the books of Camco as tax-free earning assets, have been purchased on the lives of the employees. Upon the death of the participating employee, a beneficiary named by the employee will receive the lesser of (1) two times the employee's base salary for the 12 months preceding the month in which the employee dies, or (2) the total death proceeds of the life insurance policy. The balance of the life insurance proceeds will be payable to Camco or the applicable subsidiary and are expected to be sufficient to cover all investment costs associated with the policy. The premiums paid by Camco on behalf of the named executive officers have been included in the Summary Compensation Table under the heading "All Other Compensation."

EMPLOYMENT AGREEMENTS

         Camco has employment agreements with Mr. Caldwell and Mr. Popp (the "Employment Agreements"). The Employment Agreements each provide for a term of three years and a salary and performance review by the Board of Directors not less often than annually, at which time the Board of Directors may extend the Employment Agreements for one year. The Employment Agreements also provide for the inclusion of Mr. Caldwell and Mr. Popp in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and provide for vacation and sick leave.

         The Employment Agreements are terminable by Camco at any time. In the event of termination by Camco for "just cause," as defined in the Employment Agreements, Mr. Caldwell and Mr. Popp will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Camco other than for (1) just cause, (2) retirement at or after the normal retirement age under a qualified pension plan maintained by Camco, (3) at the end of the term of each of the Employment Agreements or (4) in connection with a "change of control," as defined in the Employment Agreements, Mr. Caldwell and Mr. Popp will each be entitled to (i) a continuation of salary payments for the remainder of the term of his Employment Agreement plus an additional twelve months, not to exceed 36 months and (ii) a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement, the date the individual becomes 65 years of age, or the date the individual becomes employed full-time by another employer. In addition, Mr. Caldwell and Mr. Popp will each be entitled to a continuation of fees as a director of Camco or any Camco subsidiary (other than Marietta Savings with respect to Mr. Popp) for the remainder of the term of his Employment Agreement plus an additional 12 months, not to exceed 36 months.

         The Employment Agreements also contain provisions with respect to the occurrence within one year after a "change of control" of (1) the termination of employment for any reason other than just cause, retirement or termination at the end of the term of the agreement, (2) a change in the capacity or circumstances in which Mr. Caldwell or Mr. Popp is employed or (3) a material reduction in Mr. Caldwell's or Mr. Popp's responsibilities, authority, compensation or other benefits provided under each Employment Agreement without the written consent of Mr. Caldwell or Mr. Popp. In the event of any such occurrence under his respective Employment Agreement, Mr. Caldwell and Mr. Popp will be entitled to payment of an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment. In addition, Mr. Caldwell and Mr. Popp would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement, the date the individual becomes 65 years of age, or the date on which the individual is included in another employer's benefit plans as a full-time employee. The maximum which either man may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Code. A "change of control," as defined in each Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of Camco or its subsidiaries, the control of the election of a majority of the directors of Camco or its subsidiaries or the exercise of a controlling influence over the management or policies of Camco or its subsidiaries.

SALARY CONTINUATION PLAN

         In connection with the termination of its non-contributory defined benefit pension plan, Camco implemented in 1996 a non-qualified retirement plan (the "Salary Continuation Plan") for the benefit of certain executive officers. The Salary Continuation Plan provides for continued monthly compensation to an employee, or his or her beneficiary, for 179 months following the employee's retirement at age 65 from one of Camco's subsidiaries. If the employee retires after age 55 or after having completed 15 years of full-time service (the "Early Retirement Date"), and before age 65, the Salary Continuation Plan provides for a reduced benefit. Upon a change in control of the applicable Camco subsidiary and the subsequent termination of the employee's employment, the employee is entitled to a lump sum payment of a reduced amount. If the employee's employment is terminated prior to the Early Retirement Date for any reason other than death, the employee is not entitled to receive any benefits under the Salary Continuation Plan. The benefit payable to Mr. Popp under the Salary Continuation Plan, assuming his retirement at age 65, is $800 per month for 179 months. The Salary Continuation Plan does not provide for payments to Mr. Caldwell.

DIRECTOR COMPENSATION

         During the year ended December 31, 1998, each director of Camco received $1,100 for each meeting of the Board of Directors of Camco attended, except in the case of any special meeting of the Board with a duration of one hour or less for which the fee was $550. In addition, directors who were not executive officers of Camco received a fee of $360 for each committee meeting attended, except that if the committee meeting was held on the same day as a Board of Directors' meeting the fee was $170. During the year ended December 31, 1998, Camco paid a total of $64,490 in directors' compensation.


                              SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton as the auditors of Camco for the current fiscal year and recommends that the stockholders ratify the selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, Camco's directors and executive officers and persons holding more than 10% of the common shares of Camco are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission and to Camco. To Camco's knowledge, based solely on a review of such reports furnished to Camco and written representations that no other reports were required during the fiscal year ended December 31, 1998, all Section 16(a) filings were timely filed.


                   PROPOSALS OF STOCKHOLDERS AND OTHER MATTERS

         Any proposals of stockholders intended to be included in Camco's proxy statement for the 2000 Annual Meeting of Stockholders (other than nominations for directors, as explained herein at "BOARD OF DIRECTORS Election of Directors") should be sent to Camco by certified mail and must be received by Camco not later than December 24, 1999. In addition, if a stockholder intends to present a proposal at the 2000 Annual Meeting without including the proposal in the proxy materials related to the meeting, and if the proposal is not received by March 8, 2000, then the proxies designated by the Board of Directors of Camco for the 2000 Annual Meeting of Shareholders of Camco may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED POSTAGE PAID ENVELOPE.


                                            By Order of the Board of Directors




                                            /s/ ANTHONY J. POPP
                                            --------------------------
April 22, 1999                              Anthony J. Popp, Secretary

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           CAMCO FINANCIAL CORPORATION

           CAMCO FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS
                                  May 25, 1999

         The undersigned stockholder of Camco Financial Corporation ("Camco") hereby constitutes and appoints Robert C. Dix, Jr. and James R. Hanawalt, or either one of them, as the proxies of the undersigned with full power of substitution and resubstitution, to vote at the 1999 Annual Meeting of Stockholders of Camco to be held at The Pritchard Laughlin Civic Center, 7033 Glenn Highway, Cambridge, Ohio 43725, on May 25, 1999, at 3:00 p.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of Camco common stock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of three directors:

         [ ]  FOR           [ ]  WITHHOLD           [ ]  FOR ALL EXCEPT

                                 Larry A. Caldwell
                                 Samuel W. Speck
                                 Jeffrey T. Tucker

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below).


-----------------------------------------------------------------------


2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of Camco for the current fiscal year.

         [ ]    FOR     [ ]    AGAINST         [ ]    ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" the nominees and the proposal listed above.

UNLESS THIS PROXY IS REVOKED, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH ABOVE AND IN FAVOR OF THE PROPOSALS STATED ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS A DIRECTOR IF A NOMINEE IS UNABLE

TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE ANNUAL MEETING.

At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1999 Annual Meeting of Stockholders of Camco and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.